SUNSTONE FINANCIAL GROUP, INC.
                       207 East Buffalo Street, Suite 400
                           Milwaukee, Wisconsin 53202
                                 (414) 271-5885

February 3, 1997

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Re:       The Yacktman Fund, Inc.
          (33-47044; 811-6628)
          Filing Pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940


Ladies and Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Fund's Annual Report for the period ended December 31, 1996. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.


Sincerely,

/s/Constance Dye Shannon
Constance Dye Shannon

Legal and Compliance Manager


Encl.



This report is submitted for the general information of shareholders of The Yacktman Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the prospectus carefully.


THE YACKTMAN FUND, INC.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

  For investors who purchased shares at the Fund's inception in July, 1992 at $10.00 per share, your initial investment, adjusted for dividends and capital gains, would have grown to $17.49 by the end of the fourth quarter. Moreover, the Fund has a cumulative return of 101.6% compared to 79.7% for the S&P 500 since the low price for the Fund on August 12, 1993.


                     TOTAL RETURNS FOR PERIODS ENDED 12/31/96

                            One            Annualized            Annualized
                            Year           Three Years        Since Inception
                      1/1/96-12/31/96   1/1/94 - 12/31/96    7/6/92 - 12/31/96
-------------------------------------------------------------------------------
 THE YACKTMAN FUND         26.0%              21.4%                13.3%
 S&P 500 Stock Index       23.0%              19.7%                16.9%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.


                         7/6/92    12/92     12/93    12/94    12/95     12/96
------------------------------------------------------------------------------
The Yacktman Fund        10,000    10,472    9,783   10,644    13,881   17,493
S&P 500 Stock Index      10,000    10,679   11,756   11,911    16,387   20,150

The chart assumes an initial gross investment of $10,000 made on 7/6/92 (inception). Returns shown include the reinvestment of all dividends. The above past performance is not predictive of future results. The investment return and principal value of the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

  1996 proved a reasonable testing ground for our investment strategy. Our strategy is first, to protect the capital of our investors, and second, to grow your capital. We conceptually refer to this strategy as buying beach balls that are being pushed under the water as the water level is rising. (For those of us in Chicago, discussing beach balls in January helps us remember what summers are like.) Continued pressure can keep the beach balls under water, but eventually the pressure comes off, and the beach balls, or share prices, rise rather quickly. The shares of both Barefoot and Philip Morris, for example, rose rapidly during the fourth quarter. In the case of Barefoot, it was caused by a buyout, and for Philip Morris, it was a perception of less pressure.

  We started buying Barefoot shares in the third quarter, 1995 because we liked the business and continued to buy into this company until we owned almost 10% of its common stock. Yet, as of September 30, 1996, we had no gain in the stock. Then voila! Along came ServiceMaster, who also recognized a good business in Barefoot and is now in the process of buying the entire company at a much higher price than our cost. Even though we believe ServiceMaster is getting a good deal, we will also be nicely rewarded for our investment in Barefoot.

  In the case of Philip Morris, you will recall that we discussed at some length in our third quarter report its profitability and the concerns of the market over potential regulations and lawsuits. During the past quarter, some of these concerns were reduced, and the stock market once again focused on the very positive fundamentals of Philip Morris (i.e., the pressure was reduced and the beach ball rose).

  When the overall market was under some downward pressure in July and December, the Fund held up very well - exactly as we hoped it would with those underwater beach balls. From the end of July through the end of November as the market roared upward, we sold off some of the higher flying beach balls and had a difficult time finding replacements. As a result, our cash position reached almost 20% at one point, and our performance temporarily lagged. In some ways we are reminiscent of the tortoise in the story of the tortoise and the hare.
We like to keep moving forward, though at times we may appear to be a little slow as we execute our strategy of giving investors the highest possible return consistent with a minimal amount of risk.

  Nevertheless, as the above results indicate, we finished strong and believe that we are well positioned for the coming year. The other members of our investment team for the Fund - Ron Ball, Greg Jackson, and Steve Yacktman - are talented investors, who made significant contributions to our success in 1996. They have made my job easier, and it is both enjoyable and intellectually stimulating to work with such fine people and professionals.

  Even though our assets did not double for the fourth year in a row in 1996, the Fund still had its second best year of asset growth. We want to welcome all of our new shareholders and hopefully will be able to find more of those beach balls under pressure in 1997. If we are successful, we will continue to protect and grow the assets in your Fund.

Sincerely,

/s/ Donald A. Yacktman
Donald A. Yacktman


TOP TWELVE EQUITY HOLDINGS
54.9% of the Fund

                                      % OF
                                    THE FUND
---------------------------------------------------
 Philip Morris Cos., Inc.            10.7%
 United Asset Management Corp.        5.6%
 Reebok International Ltd.            5.5%
 Clorox Co.                           4.9%
 UST, Inc.                            4.3%
 Franklin Quest Co.                   4.3%
 Whitman Corp.                        3.9%
 Valassis Communications, Inc.        3.6%
 Salomon, Inc.                        3.4%
 Bristol-Myers Squibb Co.             3.0%
 Fruit of the Loom, Inc.              2.9%
 Barefoot, Inc.                       2.8%
                                    ------
 TOTAL                               54.9%


PURCHASES & SALES
For the Quarter Ended December 31, 1996


                                                   NET SHARES       CURRENT
NEW PURCHASES                                      PURCHASED     SHARES HELD
----------------------------------------------------------------------------

DUN & BRADSTREET CORP.
Leading purveyor of business
information. Subsidiaries include
Dun & Bradstreet Information
Services (sells credit reports),
Moody's Investors Service
(publishes financial information),
and R.H. Donnelley (publishes
Yellow Pages).                                     180,000        180,000

INTIMATE BRANDS, INC.
A leading retailer of intimate
apparel and personal care
products. Operates 1,293 specialty
stores (Victoria's Secret, Bath
& Body Works, Cacique, and
Penhaligon's).                                   1,185,000      1,185,000


PURCHASES & SALES (CONT'D.)
For the Quarter Ended December 31, 1996

                                                   NET SHARES       CURRENT
NEW PURCHASES                                      PURCHASED     SHARES HELD
----------------------------------------------------------------------------

SARA LEE CORP.
An international manufacturer
and marketer of branded consumer
products (coffee, specialty meats,
baked goods, foodservice
distribution, household/personal
care, and apparel).                                306,500        306,500

SELECTIVE INSURANCE GROUP
A holding company for six property/
casualty insurance companies.
Markets products through
approximately 910 independent
agents.                                            358,000        358,000

TOOTSIE ROLL INDUSTRIES
A leading producer of candy
(Tootsie Roll, Tootsie Pop, Charms,
Junior Mints, Sugar Babies, etc.).                  20,700         20,700



                                                  NET SHARES        CURRENT
OTHER PURCHASES                                    PURCHASED     SHARES HELD
----------------------------------------------------------------------------
Clorox Co.                                          60,000        370,000

Jenny Craig, Inc.                                   57,000        290,000

Department 56, Inc.                                467,500        767,500

Dow Jones & Co., Inc.                               30,000        470,000

Franklin Quest Co.                                 180,000      1,530,000

Block H&R, Inc.                                     25,000        475,000

International Dairy Queen, Inc.                    274,700        609,200

Reebok International Ltd.                           45,000        980,000

Rollins, Inc.                                      326,800        596,800

UST, Inc.                                           69,000      1,000,000

Valassis Communications, Inc.                      320,000      1,270,000

Whitman Corp.                                      475,000      1,275,000


PURCHASES & SALES (cont'd.)
For the Quarter Ended December 31, 1996

                                                   NET SHARES    CURRENT
SALES                                                 SOLD      SHARES HELD
----------------------------------------------------------------------------
American Media Inc., Class A                        23,500      1,200,000

Barefoot, Inc.                                     123,000      1,312,000

Bristol-Myers Squibb Co.                           110,000        210,000

Fruit of the Loom, Inc.                            171,800        578,200

Liz Claiborne, Inc.                                160,000        340,000

Merck & Co., Inc.                                  130,000              -

Pfizer, Inc.                                       127,000              -

Philip Morris Cos., Inc.                           120,000        720,000

Quaker Oats Co.                                     76,000        349,000

Salomon, Inc.                                       36,500        538,500

Stride Rite Corp.                                  158,100        158,800

Tambrands, Inc.                                    120,000              -

Torchmark Corp.                                    175,000        300,000

Toys'R' Us, Inc.                                   150,000        250,000



PORTFOLIO OF INVESTMENTS
December 31, 1996


                                               NUMBER
                                             OF SHARES           VALUE
----------------------------------------------------------------------------

COMMON STOCKS - 85.4%

APPAREL/SHOES - 10.3%
Fruit of the Loom, Inc.<F1>                    578,200      $  21,899,325
Liz Claiborne, Inc.                            340,000         13,132,500
Reebok International Ltd.                      980,000         41,160,000
Stride Rite Corp.                              158,800          1,588,000
                                                            -------------
                                                               77,779,825
                                                            -------------
CONGLOMERATES - 3.9%
Whitman Corp.                                1,275,000         29,165,625
                                                            -------------
CONSUMER GOODS - 7.0%
Department 56, Inc.<F1>                        767,500         18,995,625
Franklin Quest Co.<F1><F2>                   1,530,000         32,130,000
Topps Co. (The)<F1>                            500,000          2,000,000
                                                            -------------
                                                               53,125,625
                                                            -------------
DRUGS AND MEDICAL - 3.7%
Abbott Laboratories                            100,000          5,075,000
Bristol-Myers Squibb Co.                       210,000         22,837,500
                                                            -------------
                                                               27,912,500
                                                            -------------
FINANCIAL SERVICES - 10.8%
Block H&R, Inc.                                475,000         13,775,000
Salomon, Inc.                                  538,500         25,376,813
United Asset Management Corp.                1,590,000         42,333,750
                                                            -------------
                                                               81,485,563
                                                            -------------
FOOD/BEVERAGE - 3.4%
Quaker Oats Co.                                349,000         13,305,625
Sara Lee Corp.                                 306,500         11,417,125
Tootsie Roll Industries                         20,700            820,237
                                                            -------------
                                                               25,542,987
                                                            -------------
FOOD/TOBACCO - 15.0%
Philip Morris Cos., Inc.                       720,000         81,090,000
UST, Inc.                                    1,000,000         32,375,000
                                                            -------------
                                                              113,465,000
                                                            -------------


PORTFOLIO OF INVESTMENTS (CONT'D.)
December 31, 1996

                                               NUMBER
                                             OF SHARES           VALUE
---------------------------------------------------------------------------

HOUSEHOLD PRODUCTS - 4.9%
Clorox Co.                                     370,000      $  37,138,750
                                                           --------------
INSURANCE - 3.8%
Selective Insurance Group                      358,000         13,604,000
Torchmark Corp.                                300,000         15,150,000
                                                           --------------
                                                               28,754,000
                                                           --------------

MEDIA - 4.8%
American Media, Inc., Class A<F1><F2>        1,200,000          7,050,000
Dow Jones & Co., Inc.                          470,000         15,921,250
King World Productions, Inc.<F1>               363,500         13,404,062
                                                           --------------
                                                               36,375,312
                                                           --------------
RETAILING - 5.3%
International Dairy Queen, Inc.<F1>            609,200         12,184,000
Intimate Brands, Inc.                        1,185,000         20,145,000
Toys 'R' Us, Inc.<F1>                          250,000          7,500,000
                                                           --------------
                                                               39,829,000
                                                           --------------
SERVICES - 10.0%
Barefoot, Inc.<F2>                           1,312,000         20,828,000
Dun & Bradstreet Corp.                         180,000          4,275,000
Interpublic Group of Cos., Inc.                190,000          9,025,000
Jenny Craig, Inc.<F1>                          290,000          2,573,750
Rollins, Inc.                                  596,800         11,936,000
Valassis Communications, Inc.<F1>            1,270,000         26,828,750
                                                           --------------
                                                               75,466,500
                                                           --------------

TIRES AND RUBBER - 2.5%
Bandag, Inc., Class A                          418,500         19,146,375
                                                           --------------
Total Common Stocks
  (cost $501,044,128)                                         645,187,062
                                                           --------------

                                            PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 14.3%

COMMERCIAL PAPER - 13.9%
American Express Co.,
6.30%, 1/2/97                             $  3,500,000     $    3,500,000
Anchor Funding Corp.,
5.35%, 1/16/97                               4,000,000          3,991,083
Deerfield Funding Corp.
  5.35%, 1/3/97                              7,700,000          7,697,711
  5.47%, 1/6/97                              6,408,000          6,403,132
  5.35%, 1/6/97                              2,700,000          2,697,994
Epson America, Inc.,
5.40%, 1/10/97                               7,500,000          7,489,875
FP Funding Corp.
  5.30%, 1/15/97                               515,000            513,939
  5.31%, 1/16/97                             5,000,000          4,988,937
Gotham Funding Corp.,
5.37%, 1/10/97                               1,665,000          1,662,765
Iris Partners,
5.34%, 1/6/97                               10,000,000          9,992,583
Orix America, Inc.
  5.33%, 1/2/97                              1,000,000            999,852
  5.43%, 1/9/97                              4,000,000          3,995,173
PHH Corp.,
5.37%, 1/8/97                                8,000,000          7,991,647
Ridge Capital
  5.48%, 1/3/97                             10,000,000          9,997,088
  5.35%, 1/6/97                              1,000,000            999,257
  5.35%, 1/8/97                              1,300,000          1,298,647
  5.48%, 1/21/97                             2,000,000          1,993,911
SRD Finance, Inc.,
5.33%, 1/9/97                                3,000,000          2,996,447
Travelers Insurance Co.,
5.31%, 1/6/97                               10,000,000          9,992,625
Triple A One Funding
  5.38%, 1/6/97                             10,000,000          9,992,528
  5.28%, 1/6/97                              6,000,000          5,995,600
                                                             ------------

Total Commercial Paper
  (cost $105,190,794)                                         105,190,794
                                                             ------------

PORTFOLIO OF INVESTMENTS (CONT'D.)
December 31, 1996

                                             Principal
                                               Amount            Value
----------------------------------------------------------------------------

DEMAND NOTES
(VARIABLE RATE) - 0.4%
American Family Financial Services         $   435,792    $       435,792
Johnson Controls, Inc.                       2,143,119          2,143,119
Wisconsin Electric Power Company                93,436             93,436
                                                             ------------

Total Demand Notes
   (cost $2,672,347)                                            2,672,347
                                                             ------------

Total Short-Term Investments
  (cost $107,863,141)                                         107,863,141
                                                             ------------

Total Investments - 99.7%
  (cost $608,907,269)                                         753,050,203

Cash and Other Assets,
  less Liabilities - 0.3%                                       2,566,459
                                                             ------------

Net Assets - 100% (equivalent
  to $13.34 per share based on
  56,635,125 shares outstanding)                             $755,616,662
                                                            =============

<F1> Non-income producing
<F2> Affiliated company - See Note 7

See notes to financial statements


STATEMENT OF ASSETS & LIABILITIES
December 31, 1996

ASSETS:
  Investments at value
   Nonaffiliated issuers (cost $556,115,602)              $693,042,203
   Affiliated issuers (cost $52,791,667)                    60,008,000
  Cash                                                         108,874
  Dividends and interest receivable                          1,917,565
  Receivable for securities sold                             1,134,399
  Receivable for fund shares issued                          1,054,859
  Prepaid expenses                                              78,307
                                                         -------------
           Total Assets                                    757,344,207
                                                         -------------

LIABILITIES:
  Payable for securities purchased                             952,390
  Accrued investment advisory fees                             409,301
  Payable for fund shares redeemed                              76,830
  Shareholder distributions payable                             21,299
  Accrued expenses                                             267,725
                                                         -------------
           Total Liabilities                                 1,727,545
                                                         -------------

NET ASSETS                                                $755,616,662
                                                         =============

NET ASSETS CONSIST OF:
  Capital stock                                           $611,912,029
  Undistributed net investment income                           14,901
  Distribution in excess of book realized gains              (453,202)
  Unrealized net appreciation on investments               144,142,934
                                                         -------------
           Total Net Assets                               $755,616,662
                                                         =============

CAPITAL STOCK, $.0001 par value
  Authorized                                               500,000,000
  Issued and outstanding                                    56,635,125

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                    $13.34
                                                                ======

See notes to financial statements


STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

INVESTMENT INCOME:
  Dividend income                                 $  12,822,788
  Interest income                                     4,468,226
                                                  -------------
                                                     17,291,014
                                                  -------------
EXPENSES:
  Investment advisory fees                            4,086,939
  Shareholder servicing fees                            772,666
  12b-1 plan distribution fees                          476,920
  Administration and accounting fees                    287,053
  Federal and state registration fees                   122,272
  Custody fees                                          117,695
  Reports to shareholders                               108,644
  Professional fees                                      56,036
  Miscellaneous costs                                    40,530
  Amortization of organization costs                     23,375
  Directors' fees and expenses                           22,238
                                                  -------------

  Total expenses before reductions                    6,114,368
  Expense reductions (See Note 6)                     (363,016)
                                                  -------------

  Net expenses                                        5,751,352
                                                  -------------


NET INVESTMENT INCOME                                11,539,662
                                                  -------------

REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments                   83,892,326
  Change in unrealized appreciation
   on investments                                    55,159,313
                                                  -------------

  Net gain on investments                           139,051,639
                                                  -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $150,591,301
                                                   ============
See notes to financial statements


STATEMENT OF CHANGES IN NET ASSETS

                                           YEAR                 YEAR
                                          ENDED                 ENDED
                                      DEC. 31, 1996         DEC. 31, 1995
-------------------------------------------------------------------------------

OPERATIONS:
  Net investment income               $  11,539,662        $  10,577,696
  Net realized gain on
   investments                           83,892,326           36,025,535
  Change in unrealized
   appreciation on investments           55,159,313           87,228,864
                                      -------------        -------------
  Net increase in net assets
   resulting from operations            150,591,301          133,832,095
                                      -------------        -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold             287,165,904          474,370,590
  Proceeds from reinvestment
   of dividends                         116,149,089           12,284,222
                                      -------------        -------------
                                        403,314,993          486,654,812

  Payments for shares redeemed        (269,716,485)        (302,132,299)
                                      -------------        -------------
  Net  increase                         133,598,508          184,522,513

DIVIDENDS PAID FROM:
  Net investment income                (11,548,136)         (10,614,512)
  Net realized gains                   (83,748,151)         (36,150,442)
                                      -------------        -------------
                                       (95,296,287)         (46,764,954)
                                      -------------        -------------

TOTAL INCREASE IN NET ASSETS            188,893,522          271,589,654

NET ASSETS:
  Beginning of period                   566,723,140          295,133,486
                                      -------------        -------------

  End of period (including
   undistributed net investment
   income of $14,901 and $0,
   respectively)                       $755,616,662         $566,723,140
                                       ============        =============

TRANSACTIONS IN SHARES:
  Shares sold                            21,423,865           42,529,240
  Issued in reinvestment of dividends     8,904,831            1,129,634
  Shares redeemed                      (20,586,820)         (26,144,022)
                                      -------------        -------------
  Net increase                            9,741,876           17,514,852
                                      =============        =============

See notes to financial statements


FINANCIAL HIGHLIGHTS
                                                YEAR                YEAR
                                               ENDED               ENDED
                                           DEC. 31, 1996       DEC. 31, 1995
-----------------------------------------------------------------------------
Net asset value, beginning
  of period                                      $12.09              $10.05

Income from investment
  operations:
  Net investment income                            0.24                0.22
  Net realized and unrealized
   gains (losses) on investments                   2.90                2.81
                                                -------             -------
  Total from investment
   operations                                      3.14                3.03
                                                -------             -------

Less distributions:
  Dividends from net
   investment income                             (0.24)              (0.22)
  Distributions from net
   realized gains                                (1.65)              (0.77)
                                                -------             -------
  Total distributions                            (1.89)              (0.99)
                                                -------             -------
  Net asset value, end of
   period                                        $13.34              $12.09
                                                =======             =======

Total Return                                     26.02%              30.42%
                                                =======             =======

Supplemental data and ratios:
  Net assets, end of period (000s)             $755,617            $566,723
                                               ========            ========
  Ratio of expenses to
   average net assets (See Note 6)                0.96%               0.99%
                                                =======             =======
  Ratio of expenses to average
   net assets after expense
   reductions                                     0.90%               0.91%
                                                =======             =======
  Ratio of net income to
   average net assets                             1.80%               2.02%
                                                =======             =======

  Portfolio turnover rate                        58.54%              55.37%
                                                =======             =======
  Average commission rate paid
   per share                                    $0.0550                 N/A
                                                =======             =======


See notes to financial statements


                                    YEAR             YEAR      JULY 6, 1992 <F3>
                                   ENDED            ENDED           THROUGH
                               DEC. 31, 1994    DEC. 31, 1993    DEC. 31, 1992
--------------------------------------------------------------------------------

Net asset value, beginning
  of period                           $9.56           $10.39            $10.00
Income from investment
  operations:
  Net investment income                0.22             0.14              0.05
  Net realized and unrealized
   gains (losses)
   on investments                      0.61           (0.83)              0.42
                                   --------         --------          --------
  Total from investment
   operations                          0.83           (0.69)              0.47
                                   --------         --------          --------

Less distributions:
  Dividends from net
   investment income                 (0.22)           (0.14)            (0.05)
  Distributions from net
   realized gains                    (0.12)                -            (0.03)
                                   --------         --------          --------
  Total distributions                (0.34)           (0.14)            (0.08)
                                   --------         --------          --------
  Net asset value, end of
   period                            $10.05            $9.56            $10.39
                                  =========        =========         =========

Total Return                          8.80%          (6.58)%         4.72% <F4>
                                  =========        =========         =========

Supplemental data and ratios:
  Net assets, end
  of period                        $295,133         $143,024           $74,666
                                  =========        =========         =========
  Ratio of expenses to
   average net assets
    (See Note 6)                      1.07%            1.18%         1.18% <F5>
                                  =========        =========         =========
  Ratio of expenses to average
   net assets after expense
   reductions                         1.07%            1.18%         1.18% <F5>
                                  =========        =========         =========
  Ratio of net income to
   average net assets                 2.49%            1.61%         1.49% <F5>
                                  =========        =========         =========

  Portfolio turnover rate            49.44%           61.14%           30.94%
                                  =========        =========         =========

  Average commission rate paid
   per share                           N/A              N/A             N/A
                                  =========        =========         =========

<F3> Commencement of operations
<F4> Not annualized for the period July 6, 1992 through December 31, 1992
<F5> Annualized

See notes to financial statements


NOTES TO THE FINANCIAL STATEMENTS
December 31, 1996

1.  ORGANIZATION
The Yacktman Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940. The objective of the Fund is to produce long-term growth of capital. Yacktman Asset Management Co. is the Fund's investment adviser (the "Adviser").

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

a) INVESTMENT VALUATION - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method. Variable rate demand notes are valued at cost which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

b) FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and it intends to distribute investment company net taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

c) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Dividends differ from book net investment income due to the nondeductible tax treatment of organization costs. Accordingly, at December 31, 1996 reclassifications were recorded to undistributed net investment income to reduce capital stock by $23,375.

d) OTHER - Investment transactions are accounted for on the trade date. The Fund determines gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.  INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities for the Fund, excluding short-term investments and U.S. Government obligations, for the Fund for the year ended December 31, 1996 were $322,771,625 and $359,557,323, respectively.
Purchases and sales of U.S. obligations were $5,001,500 and $5,000,000, respectively. At December 31, 1996 gross unrealized appreciation and depreciation on investments on a tax basis were as follows:

Appreciation                               $150,824,766
(Depreciation)                               (7,147,018)
                                          -------------
  Net appreciation on investments          $143,677,748
                                          =============

The cost of securities for federal income tax purposes is $609,372,455. For the year ended December 31, 1996, 100% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividend received deduction available to corporate shareholders.

4.  INVESTMENT ADVISORY AGREEMENT
The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.65% on the first $500,000,000 of average net assets, 0.60% on the next $500,000,000 of average net assets and 0.55% on average net assets in excess of $1,000,000,000.

5.  DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended December 31, 1996, payments under the Plan represented 0.07% per annum of the Fund's total average net assets. Such payments may not exceed 0.25% of the average daily net assets of the Fund. Payments may be made only to distributors employed by the Fund with respect to shares beneficially owned by each distributor's brokerage clients who established their Fund accounts PRIOR TO December 31, 1992.

6.  EXPENSE REDUCTIONS
The Adviser has directed certain Fund portfolio trades to brokers at best price and execution and has generated soft dollar credits to be used against sub-transfer agency fees. Shareholders benefit under this arrangement as the net expenses of the Fund do not include such sub-transfer agency fees. For the year ended December 31, 1996, the Fund's expenses were reduced $363,016 by utilizing soft dollar credits resulting in an expense ratio of 0.90% being charged to shareholders. In accordance with the SEC's rule amendments, such amount is required to be shown as an expense and has been included in shareholder servicing fees in the Statement of Operations.

7.  TRANSACTIONS WITH AFFILIATES
The following is an analysis of transactions for the year ended December 31, 1996 with "affiliated companies" (an affiliated company is defined by the Investment Company Act of 1940 as a company in which the Fund owns 5% or more of that company's outstanding voting shares):

                                                                      Amount of
                                                          Amount of  Gain (Loss)
                                                           Dividends   Realized
                           Share Activity                  Credited    on Sale
                -----------------------------------------  to Income  of Shares
                   Balance                        Balance  in Fiscal  in Fiscal
Security Name     12/31/95    Purchases   Sales  12/31/96    1996        1996
-------------     --------    ---------   -----  --------  ---------- ----------

American Media,
  Inc., Class A  1,159,000    442,000  401,000   1,200,000       __ $(2,168,118)
Barefoot, Inc.     775,000    675,000  138,000   1,312,000 $261,000     (20,927)
Franklin Quest Co. 630,000    951,100   51,100   1,530,000       __      70,029


REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE YACKTMAN FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Yacktman Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and the application of alternative procedures for unsettled securities, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


Milwaukee, Wisconsin
January 17, 1997